UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2016

BroadSoft, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34777	52-2130962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9737 Washingtonian Boulevard, Suite 350

Gaithersburg, Maryland 20878

(Address of principal executive offices)

(301) 977-9440

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 14, 2016, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of BroadSoft, Inc. (“BroadSoft” or the “Company”) approved compensation arrangements for the Company’s executive officers for the year ending December 31, 2016. Compensation for the Company’s executive officers in 2016 consists of the following: (a) base salaries, (b) target amounts for cash bonus awards under an executive incentive compensation plan to be adopted by the Compensation Committee (the “2016 Bonus Plan”) and (c) long-term equity incentives in the form of grants of restricted stock units (“RSUs”) awarded under the Company’s Amended and Restated 2009 Equity Incentive Plan.

As part of its annual review and consideration of executive compensation matters, the Compensation Committee engaged an independent third party compensation consultant to review overall compensation for BroadSoft’s executive officers in 2016.

Base Salaries

Effective as of April 1, 2016, base salaries of the Company’s executive officers are as follows:

Name:	Base Salary Effective as of April 1, 2016
Michael Tessler, President and Chief Executive Officer	$526,000
James A. Tholen, Chief Financial Officer	$373,000
Scott D. Hoffpauir, Chief Technology Officer	$373.000
Taher G. Behbehani, Chief Marketing Officer	$313,000

Target Annual Cash Bonus Awards

The Compensation Committee established target annual cash bonus awards for the Company’s executive officers for the year ending December 31, 2016 as set forth in the table below, which will be awarded in accordance with the terms of the 2016 Bonus Plan. The Compensation Committee expects to approve the terms of the 2016 Bonus Plan, including financial target metrics and strategic objectives, once the Company announces its 2015 financial results. Once approved, BroadSoft will disclose the material terms of the 2016 Bonus Plan on a Current Report on Form 8-K, filed with the Securities and Exchange Commission.

Name:	Total Annual Target Bonus
Michael Tessler	$515,000
James A. Tholen	$265,000
Scott D. Hoffpauir	$265,000
Taher G. Behbehani	$195,000

Equity Compensation

On January 14, 2016, the Compensation Committee also awarded the Company’s executive officers the RSUs set forth in the table below (the “2016 RSUs”). These executive officers did not receive any equity grants in 2014 or 2015. The 2016 RSUs (a) will, subject to acceleration under certain circumstances, vest in equal quarterly installments over three years from the grant date so long as there is no break in such executive officer’s continuous service with the Company and (b) are settled in shares of BroadSoft common stock.

Name:	Number of RSUs
Michael Tessler	104,477
James A. Tholen	47,761
Scott D. Hoffpauir	47,761
Taher G. Behbehani	32,835

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSOFT, INC.

Date: January 19, 2016	By:	/s/ Mary Ellen Seravalli
	Name:	Mary Ellen Seravalli
	Title:	Vice President and General Counsel